                                 EXHIBIT 99.2

                          CALL/PUT OPTION AGREEMENT

     THIS CALL/PUT OPTION AGREEMENT ("Agreement") is entered into effective as of April 8, 1999 ("Effective Date") by and between California Coastal Communities, Inc. ("Company") and Wheelabrator Technologies Inc. and its wholly-owned subsidiary Resco Holdings Inc. (collectively, the "Seller").

                                   RECITALS

     WHEREAS, the Company desires to grant to the Seller an option to compel the Company to purchase One Million Two Hundred Twenty Six Thousand Six Hundred and Eight (1,226,608) shares of its common stock ("Shares") owned of record by the Seller on the terms and conditions set forth below; and

     WHEREAS, the Seller desires to grant to the Company, an option to compel the Seller to sell the Shares to the Company on the terms and conditions set forth below.

                                  AGREEMENT

     NOW, THEREFORE, in consideration of the preceding recitals and the mutual representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. GRANT OF PUT OPTION. The Company hereby grants to the Seller an option to compel the Company to purchase the Shares from the Seller ("Put Option"), and the Company hereby agrees to purchase the Shares from the Seller upon the Seller's exercise of the Put Option, subject to the terms and provisions of this Agreement, at any time between June 1 and June 30, 1999 ("Put Exercise Period").

     2. GRANT OF CALL OPTION. The Seller hereby grants to the Company an option to compel the Seller to sell the Shares to the Company ("Call Option"), and the Seller hereby agrees to sell the Shares to the Company upon the Company's exercise of the Call Option, subject to the terms and provisions of this Agreement, at any time during the period commencing on June 1, 1999, and ending on June 30, 1999 ("Call Exercise Period").

     3. EXERCISE OF OPTIONS. The Seller may exercise the Put Option ("Put Exercise") at any time during the Put Exercise Period by delivering to the Company and the Escrow Agent (as defined below) the exercise notice attached hereto as EXHIBIT A ("Put Exercise Notice"). The Company may exercise the Call Option at any time during the Call Exercise Period by delivering to the Seller and the Escrow Agent the exercise notice attached hereto as EXHIBIT B ("Call Exercise Notice"). The parties hereby further agree that following any delivery of a Put Exercise Notice or a Call Exercise Notice, they shall execute and deliver such additional documents as may be reasonably necessary to effect the transfer of the Shares and any matters related thereto.

     4. EXERCISE PRICE. The exercise price for the Put Option or the Call Option ("Exercise Price") shall be Five Dollars and Seventy Five Cents ($5.75) per Share, or an aggregate of Seven Million Fifty Two Thousand Nine Hundred Ninety Six Dollars ($7,052,996).

     5. TERM. This Agreement shall have a term commencing on the Effective Date and expiring at midnight, California time, on the earlier of the first business day following June 30, 1999 or any Closing Date (as defined here). The releases in Section 11 shall survive the expiration or termination of this Agreement after any Closing Date.

     6. STOCKHOLDER RIGHTS. Prior to the receipt by the Escrow Agent of a Put Exercise Notice or a Call Exercise Notice, the Seller shall retain all stockholder rights with respect to such Shares, including without limitation, the right to vote the Shares in any and all actions for which the Shares are entitled to vote.

     7.   ESCROW.

        (a) Within six (6) business days following execution of this Agreement, the parties shall deliver their respective closing deliveries described below into the custody of Chase Manhattan Trust Company, National Association as escrow agent ("Escrow Agent"). The Company and the Seller shall share equally in the payment of any and all fees and expenses of the Escrow Agent.

        (b) The Seller's deliveries shall include: (i) all stock certificates representing the Shares, (ii) a duly endorsed but undated stock powers substantially in the form of EXHIBITS C-1 AND C-2 attached hereto (collectively, the "Stock Power") for the transfer of the Shares to the Company upon any Put Exercise or Call Exercise, and (iii) an executed copy of the Escrow Agreement, substantially in the form attached hereto as EXHIBIT D ("Escrow Agreement") which shall function in part as irrevocable escrow instructions to the Escrow Agent.

        (c) The Company's deliveries shall include: (i) cash or cash equivalents in the full amount of the Exercise Price, which shall be deposited into a separate account pending release of such funds upon any Put Exercise or Call Exercise, and (ii) an executed copy of the Escrow Agreement which shall function in part as irrevocable escrow instructions to the Escrow Agent.

        (d) The Company and the Seller hereby agree that upon the Escrow Agent's receipt of a Put Exercise Notice or a Call Exercise Notice, the Seller shall be deemed to have sold, transferred and conveyed the Shares to the Company and the Company shall be deemed to have purchased the Shares with no additional actions being required by either party to consummate such purchase and sale, except as may be otherwise provided herein.

     8. ESCROW INSTRUCTIONS. The Escrow Agreement shall provide the following irrevocable escrow instructions:

        (a) The Escrow Agent shall accept delivery of and hold in escrow the parties' respective deliveries as provided in Section 7 above.

        (b) The Exercise Price shall be deposited into a separate account until released pursuant to the provisions of this Agreement.

        (c) Within two (2) business days following receipt by the Escrow Agent of a Put Exercise Notice or a Call Exercise Notice ("Closing Date"), the Escrow Agent shall (i) release to ChaseMellon Shareholder Services, LLC ("Transfer Agent") the fully endorsed Stock Power dated the date of the Put Exercise or Call Exercise, as the case may be, together with the stock certificates representing the Shares, (ii) release the Exercise Price (less the amount of escrow fees payable by Seller) to the account of the Seller designated in the Put Exercise Notice or the Call Exercise Notice, and (iii) remit to the Company the balance of the funds representing any interest on the Exercise Price not previously distributed to the Company (less the amount of escrow fees payable by the Company). In the event the amount released to the Seller by the Escrow Agent is less than the full Exercise Price (less the amount of escrow fees payable by Seller), the Company shall wire transfer to the Seller on the Closing Date any such deficiency to the account of the Seller designated in the Put Exercise Notice or the Call Exercise Notice.

        (d) The Escrow Agent shall distribute to the Company on a monthly basis, all interest and dividends earned on the Exercise Price in excess of the Exercise Price.

        (e) If neither the Put Option is exercised during the Put Exercise Period nor the Call Option is exercised during the Call Exercise Period, then within one (1) business day following June 30, 1999, the Escrow Agent shall (i) return to the Seller the stock certificates representing the Shares and the Stock Power, and (ii) return to the Company the Exercise Price together with any interest on the Exercise Price not previously distributed to the Company.

     9.   REPRESENTATIONS AND WARRANTIES OF THE PARTIES.

        (a) REPRESENTATIONS AND WARRANTIES OF EACH PARTY. Each party hereto represents and warrants to the other party hereof as of the date hereof and as of any Closing Date as follows:

          (i) ORGANIZATION. Such party is a corporation, duly organized, validly existing and in good standing under the laws of its state of incorporation.

          (ii) AUTHORIZATION OF TRANSACTION. Such party has the power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. All corporate actions or proceedings to be taken by or on the part of such party to authorize and permit the due execution and valid delivery by such party this Agreement and the instruments required to be duly executed and validly delivered by such party pursuant hereto, the performance by such party of its obligations hereunder, and the consummation by such party of the transactions contemplated herein, have been duly and properly taken. This Agreement has been duly executed and validly delivered by such party, enforceable in accordance with its terms and conditions, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to general equitable principles.

          (iii) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, license or other restriction of any governmental authority to which such party is subject or any provision of the articles of organization or bylaws of such party, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which such party is a party or by which it is bound or to which any of its assets is subject.

          (iv) BROKERS' FEES. Such party has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

        (b) REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In addition to the foregoing representations and warranties, the Company represents and warrants to the Seller that if the Company acquires the Shares it will acquire the Shares for its own account for investment, without a view to, or for resale in connection with, the distribution thereof in violation of federal or state securities laws and with no present intention of distributing or reselling any part thereof. The Company will not so distribute or resell any Shares in violation of any such law.

     10. NO RELIANCE, ASSUMPTION OF RISK. The Seller acknowledges that it has been advised that the Company may have confidential information concerning the Company's business and affairs which is not public and may be considered material, including but not limited to information relating to (a) the potential outcomes of certain litigation, and (b) various alternatives, financial or otherwise, for the Company which might include, but not limited to, (i) the status of strategic development plans for or the monetization of the assets or business opportunities of the Company or its subsidiaries, (ii) the sale or other disposition of all or a portion of the equity or assets of the Company or one or more of the Company's subsidiaries, (iii) a public offering of securities of the Company, (iv) a refinancing of all or a portion of the Company's existing indebtedness, or (v) the purchase, in the open market, in private transactions, through tender offers or otherwise, of all or a portion of the outstanding common stock, and/or any other of the Company's outstanding securities. Recognizing the foregoing, Seller does not request, desire or require the Company as of the Effective Date or any Closing Date hereunder to disclose any confidential information and specifically requests the Company not to disclose any such information relating to the Shares, the prospects for the Company or otherwise involving the business or operations of the Company. In addition, Seller acknowledges and agrees as of the Effective Date and any Closing Date hereunder that (1) Seller desires to consummate the sale of the Shares to the Company in the event of an option exercise pursuant to this Agreement, (2) Seller is fully satisfied with the Exercise Price and the Exercise Price is all that Seller is or will be entitled to receive for the Shares pursuant hereto, (3) Seller is voluntarily assuming all risks associated with the sale of the Shares and is not relying on any disclosure (or non-disclosure) made (or not made) in connection with or arising out of the purchase of the Shares by the Company, and (4) Seller does not and will not have or assert any claims against the Company or any of its respective affiliates (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) for any additional compensation or payments for any reason whatsoever, including by reason of or as a result of the conclusion of any litigation, or the entering into or consummation by the Company, or any of its affiliates, of any of the potential transactions described above.

     11.  WAIVERS AND RELEASES.

        (a) In further consideration for the purchase and sale of the Shares, Seller, effective as of any Closing Date hereunder, on behalf of itself and any of its successors, successors-in-interest and assignees (collectively, the "Releasing Persons"), hereby waives and releases, to the fullest extent permitted by law, any and all claims, rights and causes of action, whether known or unknown (collectively, the "Claims"), that any of the Releasing Persons had, has or may have against (i) the Company, (ii) any of the Company's current or former parents, shareholders, affiliates, subsidiaries, divisions, predecessors or assigns, or (iii) any of the Company's or such other persons' or entities' current or former officers, directors, employees, consultants, spouses, heirs, estates, executors, attorneys, auditors and associates and members of their immediate families (collectively, the "Released Persons"), arising out of or relating to any matter involving (x) the transactions pursuant to which the Seller originally acquired the Shares, (y) the purchase and sale of the Shares contemplated by this Agreement, or (z) the nondisclosure of any information described in Section 10 hereof, except in the case of each of the foregoing, for Claims arising out of breach by the Company of any representations, warranties or covenants contained herein or in the Escrow Agreement. Seller represents and warrants that it has not, and covenants that it will not, assign any Claims based on the matters described in clauses (x), (y) and (z) in the foregoing sentence (the "Released Claims") to any other person or entity. Seller further represents and warrants that no parent, affiliate, division, subsidiary, predecessor and, to its knowledge, any director, officer, shareholder, employee, consultant, representative, principal, agent, associate or attorney of Seller is entitled to assert any Released Claims against the Released Persons. Seller shall indemnify, defend and hold the Released Persons harmless from and against any Claims based on a breach of the foregoing representations and warranties.

        (b) In consideration for the foregoing, effective as of any Closing Date hereunder, the Company on behalf of itself and any of its trustees, partners, directors, officers, shareholders, employees, consultants, representatives, predecessors, principals, agents, parents, associates, affiliates, divisions, subsidiaries, attorneys, successors, successors-in-interest and assignees hereby waives and releases, to the fullest extent permitted by law, any and all Claims that it had, has or may have against
(i) the Seller, (ii) any of the Seller's current or former parents, shareholders, affiliates, subsidiaries, divisions, predecessors or assigns, or
(iii) any of the Seller's or such other persons' or entities' current or former officers, directors, employees, consultants, spouses, heirs, estates, executors, attorneys, auditors and associates and members of their immediate families, arising out of or relating to any matter involving (x) the transactions pursuant to which the Seller originally acquired the Shares, or (y) the purchase and sale of the Shares contemplated by this Agreement, except for Claims arising out of the breach by Seller of any representations, warranties or covenants contained herein or in the Escrow Agreement.

     12. ASSIGNMENT. Neither party hereto shall transfer or assign all or any portion of its rights or obligations under this Agreement without the prior written consent of the other party, which consent may be withheld in the non-assigning party's sole discretion.



     13. BINDING EFFECT; BENEFIT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Except as otherwise provided in Section 11 hereof, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     14. AMENDMENT; WAIVER; TERMINATION. No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. No provision of this Agreement may be amended or otherwise modified except by an instrument in writing executed by both parties.

     15. NOTICES. All notices and other communications given or made pursuant hereto, unless otherwise specified, shall be in writing and shall be deemed to have been duly given or made if sent by fax (with confirmation in writing), delivered personally or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the fax number or address set forth below or at such other addresses as shall be furnished by the parties by like notice, and such notice or communication shall be deemed to have been given or made upon receipt:

If to the Company:            California Coastal Communities, Inc.
                              6 Executive Circle, Suite 250
                              Irvine, California  92614
                              Attention:  Raymond J. Pacini
                              Fax: (949) 261-6550
                              Phone: (949) 250-7781

With a copy to:               McDermott, Will & Emery
                              1301 Dove Street, Suite 500
                              Newport Beach, California 92660
                              Attention:  Gregory W. Preston, Esq.
                              Fax: (949) 851-9348
                              Phone: (949) 757-7195

If to the Seller:             Wheelabrator Technologies Inc.
                              Resco Holdings Inc.
                              4 Liberty Lane West
                              Hampton, New Hampshire  03842
                              Attention:  Secretary
                              Fax: (603) 929-3111
                              Phone: (603) 929-3000

If to the Transfer Agent:     Chase Mellon Shareholder Services, LLC
                              4 Station Square, Suite 301
                              Pittsburgh, Pennsylvania  15219
                              Attention:  Kathy Gallagher
                              Fax: (412) 236-8161
                              Phone: (412) 236-8128

     16. ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     17. ARBITRATION. Any controversy or dispute arising out of this Agreement, the interpretation of any of the provisions hereof, or the action or inaction of any party hereto (other than a claim for injunctive or other equitable relief) shall be finally settled by arbitration in accordance with the then-current rules for arbitration as established by J.A.M.S./ENDISPUTE ("JAMS"), and judgment upon the award rendered by such arbitration may be entered in any court having jurisdiction thereof. Such arbitration shall be conducted in Dallas, Texas by one (1) arbitrator mutually agreed to by the parties in dispute from the JAMS panel of retired judges, or an arbitrator appointed by JAMS in event that no such mutual agreement is reached. The prevailing party will be entitled to recover reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief awarded by the arbitrator. The costs of the arbitrations including any JAMS administration fee, the arbitrator's fee, and costs for the use of facilities during the hearings, shall be born equally by the parties to the arbitration. Attorneys' fees may be awarded to the prevailing or most prevailing party at the discretion of the arbitrator.

     18. HEADINGS. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

     19. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Facsimile signatures shall be considered equivalent to originals.

     20. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     21. INJUNCTIVE RELIEF. In the event of a breach or threatened breach by any party to this Agreement, each party to this Agreement hereby agrees any such breach or threatened breach will result in irreparable harm to the non-breaching party and that the non-breaching party to this Agreement shall be entitled, without posting a bond, to an injunction restraining the party or parties involved in the breach or threatened breach from any such conduct. Nothing herein shall be construed as prohibiting the exercise of any other available remedy for such breach or threatened breach, including the recovery of damages.

     22. CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring a party by virtue of the authorship of any of the provisions of this Agreement.

     23. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

     24. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                                        CALIFORNIA COASTAL COMMUNITIES, INC.

                                        By   /s/ RAYMOND J. PACINI
                                             ---------------------------------
                                             Raymond J. Pacini
                                             Chief Executive Officer



                                        WHEELABRATOR TECHNOLOGIES INC.

                                        By   /s/ GARY J. TESTA
                                             ---------------------------------
                                             Gary J. Testa
                                             Vice President



                                        RESCO HOLDINGS INC.

                                        By   /s/ GARY J. TESTA
                                             ---------------------------------
                                             Gary J. Testa
                                             Vice President